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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2002



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                        1-13925                       38-3389456
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                Identification No.)
incorporation)



                        5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
            (Address of principal executive offices, with zip code)



      Registrant's telephone number, including area code:   (317) 715-4100


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ITEM 9.  REGULATION FD DISCLOSURE.

      On August 14, 2002, Championship Auto Racing Teams, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such filing, the Chief Executive Officer of the Company and the Chief Financial Officer of the Company each delivered a certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification of the Chief Executive Officer and the Chief Financial Officer of the Company is attached hereto as Exhibit A and Exhibit B, respectively.



                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of August, 2002.

                                    CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                    By: /s/ Thomas L. Carter
                                       -----------------------------------------
                                        Thomas L. Carter,
                                        Chief Financial Officer


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